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                                                                    EXHIBIT 10.6

                            GUARANTORS' RATIFICATION

         Each undersigned Guarantor hereby reaffirms his continuing obligations under the terms of his respective Continuing Unlimited and Collateralized Guaranty dated April 9, 2002 (each a "Guaranty"), and each acknowledges that (i) he has read the First Amendment to Loan and Security Agreement, (ii) the Loan under the Loan and Security Agreement, as has been, is being, and may further be amended, restated, extended and/or modified from time to time, is secured by his respective Guaranty, and (iii) he makes such reaffirmation with full knowledge of the terms thereof.

ATTEST:                                 TEAMSTAFF SOLUTIONS, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER

                                        ADDRESS:  245 FIFTH AVENUE
                                                  NEW YORK, NY

ATTEST:                                 DSI STAFF CONNXIONS NORTHEAST, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  300 ATRIUM DRIVE
                                                  SOMERSET, NJ   08873

ATTEST:                                 DSI STAFF CONNXIONS SOUTHWEST, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  2 NORTHPOINT DRIVE
                                                  HOUSTON, TX

ATTEST:                                 TEAMSTAFF RX, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF I, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL


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ATTEST:                                 TEAMSTAFF II, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF III, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF IV, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF V, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF VI, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF VIII, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL


                                      -2-
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ATTEST:                                 TEAMSTAFF IX, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 TEAMSTAFF INSURANCE SERVICES, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 EMPLOYER SUPPORT SERVICES, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  1901 ULMERTON ROAD
                                                  CLEARWATER, FL

ATTEST:                                 HR2, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS: 800 WEST CUMMINGS PARK
                                                 WOBURN, MA   01801

ATTEST:                                 BRIGHTLANE.COM, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  3650 MANSELL ROAD
                                                  ALPHARETTA, GA   30022

ATTEST:                                 DIGITAL INSURANCE SERVICES, INC.

_________________________________       BY:____________________________________
GERARD A. ROMANO, CONTROLLER               DONALD W. KAPPAUF, CHAIRMAN AND CHIEF
                                           EXECUTIVE OFFICER

                                        ADDRESS:  300 ATRIUM DRIVE
                                                  SOMERSET, NJ   08873

Dated:  March 31, 2003


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